SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2003

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                            Biotech HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-89355
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

    Item 5.   Other Events

              Effective November 14, 2003, in connection with the merger of Biogen, Inc. and IDEC Pharmaceuticals Corp., two of the underlying securities included in Biotech HOLDRS, IDEC Pharmaceuticals Corp changed its name to Biogen IDEC Inc. As a result of the merger, for each share of Biogen, Inc. held, shareholders recieved 1.15 shares of Biogen IDEC Inc. As of the completion of the merger,
              26.95 shares of Biogen IDEC Inc. are included in each round lot of 100 Biotech HOLDRS.

    Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

              (c)  Exhibits

                   99.1 Biotech HOLDRS Trust Prospectus Supplement dated December 31, 2003 to Prospectus dated July 7, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MERRILL LYNCH, PIERCE, FENNER &
                                             SMITH INCORPORATED


Date:  February 2, 2004                    By:      /s/ Mitchell M. Cox
                                              ----------------------------------
                                           Name:   Mitchell M. Cox
                                           Title:  Attorney-in-Fact

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Biotech HOLDRS Trust Prospectus Supplement dated December 31, 2003 to Prospectus dated July 7, 2003.